SECURITIES AND EXCHANGE COMMISSION

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported): June 27, 2003

Firearms Training Systems, Inc.

(Exact Name of Registrant as specified in its Charter)

Delaware	333-13105	57-0777018
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7340 McGinnis Ferry Road 30024

(Address of Principal Executive Offices) (ZIP Code)

Registrant’s telephone number, including area code: (770) 813-0180

Item	7. Financial Statements and Exhibits

(a) Financial statements of businesses acquired: None

(b) Proforma financial information: None

(c) Exhibits:

Exhibit No.	Description
Exhibit 99.1	Press Release of Firearms Training Systems, Inc. dated June 27, 2003, announcing financial results for the quarter and year ended March 30, 2003 and an amendment extending the maturity date of its credit agreement (furnished pursuant to Item 12 on Form 8-K, under Item 9 of this report)

Item	9. Regulation FD Disclosure

Pursuant to Exchange Act Release 34-47583, Firearms Training Systems, Inc. (“the Company”) is furnishing the information required by Item 12 of Form 8-K, “Results of Operations and Financial Condition,” under this Item 9. On June 27, 2003, the Registrant issued a press release announcing its results of operations for the fiscal quarter and year ended March 31, 2003. A copy of the press release is included with this Report as Exhibit 99.1.

Item	12. Results of Operations and Financial Condition

Pursuant to Exchange Act Release 34-47583, the Company is furnishing the information required by this Item 12 under Item 9 of Form 8-K, “Regulation FD Disclosure.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Firearms Training Systems, Inc.

By:	/s/ John A. Morelli
John A. Morelli Chief Financial Officer and Secretary